                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  April 22, 2002
MONTHLY PERIOD:     March, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

      (A) The aggregate amount of the distribution with respect to:

                                          Class A-1 Notes                      -
                                          Class A-2 Notes          12,373,606.30
                                          Class A-3 Notes             419,066.67
                                          Class A-4 Notes             217,810.25
                                            Class B Notes              51,009.00


      (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                          Class A-1 Notes                      -
                                          Class A-2 Notes             275,622.53
                                          Class A-3 Notes             419,066.67
                                          Class A-4 Notes             217,810.25
                                            Class B Notes              51,009.00


      (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                          Class A-1 Notes                      -
                                          Class A-2 Notes          12,097,983.77
                                          Class A-3 Notes                      -
                                          Class A-4 Notes                      -
                                          Class B Notes                        -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  April 22, 2002
MONTHLY PERIOD:     March, 2002

      (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                         Class A-1 Notes                       -
                                         Class A-2 Notes            137.48451444
                                         Class A-3 Notes              3.74166670
                                         Class A-4 Notes              4.14166667
                                           Class B Notes              4.90000000


      (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                         Class A-1 Notes                       -
                                         Class A-2 Notes              3.06247256
                                         Class A-3 Notes              3.74166670
                                         Class A-4 Notes              4.14166667
                                           Class B Notes              4.90000000


      (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                                         Class A-1 Notes                       -
                                         Class A-2 Notes            134.42204189
                                         Class A-3 Notes                       -
                                         Class A-4 Notes                       -
                                           Class B Notes                       -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

      (A)           The Pool Balance at the close of business on
                    the last day of the Monthly Period:           247,926,960.71

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:  April 22, 2002
MONTHLY PERIOD:     March, 2002

      (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:

                                          Class A-1 Notes                      -
                                          Class A-2 Notes          72,926,960.71
                                          Class A-3 Notes         112,000,000.00
                                          Class A-4 Notes          52,590,000.00
                                            Class B Notes          10,410,000.00


      (C)           The Note Pool Factor for each Class of
                    Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                          Class A-1 Notes                      -
                                          Class A-2 Notes            0.810299563
                                          Class A-3 Notes            1.000000000
                                          Class A-4 Notes            1.000000000
                                            Class B Notes            1.000000000


      (D)           The amount of aggregate Realized Losses
                    for the preceding Monthly Period:                  66,297.96


      (E)           The aggregate Purchase Amount for all
                    Receivables that were repurchased in the
                    Monthly Period:                                            -


2. Servicing Fee

                    The aggregate amount of the Servicing Fee
                    paid to the Servicer with respect to the
                    preceding Monthly Period                          108,343.73

3. Payment Shortfalls

       (A)          The amount of the Noteholders' Interest
                    Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                          Class A-1 Notes                      -
                                          Class A-2 Notes                      -
                                          Class A-3 Notes                      -
                                          Class A-4 Notes                      -
                                            Class B Notes                      -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  April 22, 2002
MONTHLY PERIOD:     March, 2002

     (B)            The amount of the Noteholders' Interest
                    Carryover Shortfall set forth in paragraph
                    3(A) above per $1,000 interest with respect to:


                                                   Class A-1 Notes             -
                                                   Class A-2 Notes             -
                                                   Class A-3 Notes             -
                                                   Class A-4 Notes             -
                                                     Class B Notes             -


4


     (A)            The aggregate amount of collections by the
                    Servicer during the preceding Monthly
                    Period:                                        14,452,500.04


     (B)            The aggregate amount which was received
                    by the Trust from the Servicer during the
                    Monthly Period                                 14,344,156.31


     (C)            The number of Receivables that are delinquent for:

                                                        30-59 days            63
                                                        60-89 days            26
                                                   90 or more days            18
                                    Repossessed Autos in Inventory            15

M&I Auto Loan Trust 2001-1                                                                         Page 1
Monthly Servicing Report


Distribution Date:             April 22, 2002                           Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002             Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002    Previous Collection Period End Date:  February 28, 2002

--------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics           Cutoff Balance   Coupon      Accrual           Legal Final         CUSIP
                                                                       Calendar            Maturity
--------------------------------------------------------------------------------------------------------------------
I    Class A-1 Notes                      $82,000,000.00   3.510%     Actual/360        August 20, 2002    55255PAA8
ii   Class A-2 Notes                      $90,000,000.00   3.890%       30/360        November 20, 2004    55255PAB6
iii  Class A-3 Notes                     $112,000,000.00   4.490%       30/360           April 20, 2006    55255PAC4
iv   Class A-4 Notes                      $52,590,000.00   4.970%       30/360           March 20, 2007    55255PAD2
v    Class B Notes                        $10,410,000.00   5.880%       30/360            June 20, 2008    55255PAEO
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
B. Bond Balances                 Balance as of            % of Original Balance    Unpaid Interest    Unpaid Interest
                            3/20/2002       4/22/2002     3/20/2002    4/22/2002      3/20/2002          4/22/2002
---------------------------------------------------------------------------------------------------------------------
I    Class A-1 Note               $0.00            $0.00     0.00%        0.00%                  -                  -
ii   Class A-2 Notes     $85,024,944.48   $72,926,960.71    94.47%       81.03%                  -                  -
iii  Class A-3 Notes    $112,000,000.00  $112,000,000.00   100.00%      100.00%                  -                  -
iv   Class A-4 Notes     $52,590,000.00   $52,590,000.00   100.00%      100.00%                  -                  -
v    Class B Notes       $10,410,000.00   $10,410,000.00   100.00%      100.00%                  -                  -
---------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                        Page 2
Monthly Servicing Report


Distribution Date:             April 22, 2002                           Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002             Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002    Previous Collection Period End Date:  February 28, 2002

-------------------------------------------------------------------------------------
C. Reserve Account

-------------------------------------------------------------------------------------
I      Initial Reserve Deposit                  $1,735,000.00
ii     Beginning of Period Reserve Balance      $2,602,500.00
iii    Specified Reserve Account Percent                1.00% of Current Pool Balance
iv     Specified Reserve Account Floor          $2,602,500.00
v      Specified Reserve Account Balance        $2,602,500.00
vi     Reserve Account Release                           0.00
vii    Reserve Account Draws                            $0.00
viii   Reserve Account Deposits                         $0.00
ix     End of Period Reserve Balance            $2,602,500.00
x      Outstanding Simple Interest Advances       $589,512.77
-------------------------------------------------------------------------------------

-----------------------------------------------------
D. Servicing

-----------------------------------------------------
I      Servicing Fee Percentage                 0.50%
ii     Beginning of Period Servicing Shortfall   0.00
iii    End of Period Servicing Shortfall         0.00
-----------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                        Page 3
Monthly Servicing Report


Distribution Date:             April 22, 2002                           Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002             Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002    Previous Collection Period End Date:  February 28, 2002

-------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics          Initial Balance            Balance as of           % of Original as of
                                         8/22/2001        2/28/2002        3/31/2002     2/28/2002  3/31/2002
-------------------------------------------------------------------------------------------------------------
I    Principal Balance                $347,000,000.07  $260,024,944.48  $247,926,960.71    74.94%     71.45%
ii   Number of Contracts                       25,198           21,223           20,648    84.22%     81.94%
iii  Weighted Average Coupon (WAC)              9.01%            9.01%            9.01%
iv   Weighted Average Original Term             59.70            59.55            59.57
v    Weighted Average Remaining Term            51.23            45.59            44.67
vi   Weighted Average Seasoning                  8.47            13.96            14.90
-------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                             Page 4
Monthly Servicing Report

Distribution Date:             April 22, 2002                                Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002                  Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002         Previous Collection Period End Date:  February 28, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % of
F.1 Portfolio Performance                      # of Contracts     % of # of Contracts     Principal Balance     Principal Balance
                                            2/28/2002  3/31/2002  2/28/2002  3/31/2002  2/28/2002   3/31/2002   2/28/2002 3/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
I     30-59 Days Delinquent                    62        63         0.29%      0.31%     846,158.71  787,340.63    0.33%     0.32%
ii    60-89 Days Delinquent                    21        26         0.10%      0.13%     261,655.70  344,185.75    0.10%     0.14%
iii   90-119 Days Delinquent                   10        12         0.05%      0.06%     140,988.78  148,726.88    0.05%     0.06%
iv    120+ Days Delinquent                      5         6         0.02%      0.03%      59,258.37   65,930.73    0.02%     0.03%
v     Repo in Inventory (Charged-Off)           4         6         0.02%      0.02%      39,011.00   80,881.00    0.02%     0.03%
vi    Repo in Inventory (Not Charged-Off)      14        10         0.07%      0.05%     202,594.00  126,653.00    0.08%     0.05%
vii   Gross Charge-Offs in Period              24        12         0.11%      0.06%     156,554.51  110,125.90    0.06%     0.04%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
F.2   Ratios                                     Ratio
                                    1/31/2002  2/28/2002  3/31/2002   3 Month Average
-------------------------------------------------------------------------------------
I     Net Loss Ratio                  0.33%      0.71%      0.31%           0.45%
ii    Delinquency Ratio               0.16%      0.18%      0.23%           0.19%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                   Dollar Amount        % of Original Balance
                                     2/28/2002      3/31/2002   2/28/2002   3/31/2002
-------------------------------------------------------------------------------------
I     Gross Charge-Offs in Period   $156,554.51    $110,125.90    0.045%     0.032%
ii    Cumulative Gross Charge-Offs  $319,690.97    $429,816.87    0.092%     0.124%
iii   Net Losses in Period          $151,475.51     $66,297.96    0.044%     0.019%
iv    Cumulative Net Losses         $300,372.42    $366,670.38    0.087%     0.106%
-------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                                              Page 5
Monthly Servicing Report

Distribution Date:             April 22, 2002                                                 Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002                                   Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002                          Previous Collection Period End Date:  February 28, 2002

--------------------------------------------------------------------------------
H. Pool Collections

--------------------------------------------------------------------------------
I     Borrower Interest Collections                                 1,831,301.46
ii    Borrower Principal Collections                               11,962,039.87
iii   Net Liquidation Proceeds                                         25,818.00
iv    Recoveries                                                       43,827.94
v     Simple Interest Advance                                         589,512.77
vi    Repurchase Amounts (Interest)                                            -
vii   Repurchase Amounts (Principal)                                           -
viii  Total Interest Collections                                    2,420,814.23
ix    Total Principal Collections                                 $12,031,685.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I. Pool Balance Reconciliation

--------------------------------------------------------------------------------
I     Beginning Pool Balance                                     $260,024,944.48
ii    Pool Balance Reductions from Principal Collections          $11,987,857.87
iii   Gross Charge-Offs in Period                                    $110,125.90
iv    Ending Pool Balance                                        $247,926,960.71
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Total Available

--------------------------------------------------------------------------------
I     Total Pool Collections                                      $14,452,500.04
ii    Reinvestment Income from Reserve Account                             $0.00
        Reserve Account Balance                 $2,602,500.00
        Specified Reserve Account Amount        $2,602,500.00
                                                -------------
iii   Reserve Account Release                                                  -
iv    Reserve Account Draw                                                  0.00
v     Collected Funds                                             $14,452,500.04
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                                              Page 6
Monthly Servicing Report

Distribution Date:             April 22, 2002                                                 Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002                                   Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002                          Previous Collection Period End Date:  February 28, 2002

------------------------------------------------------------------------------------------------------------------
K.   Waterfull                                        Calculation      Amount Due   Amount Available   Amount Paid
                                                           Steps                    for Distribution
------------------------------------------------------------------------------------------------------------------
I    Reimbursement of Outstanding Simple Interest
     Advances                                                 $0.00    $451,276.57   14,452,500.04      451,276.57
       Servicing Fee                                     108,343.73
       Previous Servicing Fee Shortfall                        0.00
                                                    ===============
ii   Total Servicing Fee                                $108,343.73    $108,343.73   14,001,223.47      108,343.73
iii    Class A Notes Interest Distribution                              912,499.45   13,892,879.74      912,499.45
       Class A Notes Balance                        $249,614,944.48
       Pool Balance                                 $247,926,960.71
                                                    ===============
iv   Priority Principal Distribution                  $1,687,983.77   1,687,983.77   12,980,380.29    1,687,983.77
v    Class B Notes Interest Distribution                      $0.00      51,009.00   11,292,396.52       51,009.00
vi   Reserve Fund Deposit                                     $0.00          $0.00   11,241,387.52               -
        a) Previous Class A-1 Notes                           $0.00          $0.00               -               -
        b) Previous Note Balance - Pool Balance      $12,097,983.77          $0.00               -               -
        X) MAX of a) and b)                          $12,097,983.77          $0.00               -               -
        Y) Priority Principal Distribution Amount     $1,687,983.77          $0.00               -               -
                                                    ===============
vii  Regular Principal Distribution                  $10,410,000.00  10,410,000.00   11,241,387.52   10,410,000.00
viii Release to Seller                                                  831,387.52      831,387.52      831,387.52
------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                                                             Page 7
Monthly Servicing Report

Distribution Date:             April 22, 2002                                                 Closing Date:    August 30, 2001
Collection Period Begin Date:   March 1, 2002                                   Previous Distribution Date:     March 20, 2002
Collection Period End Date:    March 31, 2002                          Previous Collection Period End Date:  February 28, 2002

------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions  Coupon  Number of Days   Current     Previous     Accrued    Total Bond    Total     Interest
                                        in Pay Period    Interest    Interest   Interest on   Interest      Bond     Shortfall
                                                                     Shortfall    Interest      Due       Interest
                                                                                                            Paid
------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                  $912,499.45    0.00        0.00      912,499.45  912,499.45    0.00
   Class A-1 Notes              3.510%        33              $0.00    0.00        0.00            0.00           -    0.00
   Class A-2 Notes              3.890%        30        $275,622.53    0.00        0.00      275,622.53  275,622.53    0.00
   Class A-3 Notes              4.490%        30        $419,066.67    0.00        0.00      419,066.67  419,066.67    0.00
   Class A-4 Notes              4.970%        30        $217,810.25    0.00        0.00      217,810.25  217,810.25    0.00
   Class B Notes                5.880%        30         $51,009.00    0.00        0.00      $51,009.00   51,009.00    0.00
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
M. Bond Principal Distributions

--------------------------------------------------------------------------------
   Priority Principal Distribution                                  1,687,983.77
   Regular Principal Distribution                                  10,410,000.00
                                                                   =============
   Total Principal Distribution                                    12,097,983.77
                                                                               0
   Class A-1 Notes Principal Distribution                                   0.00
   Class A-2 Notes Principal Distribution                          12,097,983.77
   Class A-3 Notes Principal Distribution                                   0.00
   Class A-4 Notes Principal Distribution                                   0.00
   Class B Notes Principal Distribution                                     0.00
--------------------------------------------------------------------------------